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                                                                EXHIBIT 99(d)(9)


                              ARTICLES OF AMENDMENT

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

      THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (the "Corporation"), a corporation organized under the laws of the State of Maryland, having its principal place of business at 1221 Avenue of the Americas, New York, NY 10020, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

      SECOND: The Board of Directors of the Corporation at a meeting duly convened and held on February 14, 2002 adopted a resolution adding one portfolio and increasing the total number of shares of stock which the Corporation shall have the authority to issue from eleven billion five hundred million (11,500,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of eleven million five hundred thousand ($11,500,000) and designated and classified in twenty two portfolios as follows:

-------------------------------------------------------------------------------
                                                               Number of Shares
                                                                of Common Stock

Name of Class                                          Classified and Allocated
-------------------------------------------------------------------------------
Money Market Portfolio                                            1,000,000,000
-------------------------------------------------------------------------------
Fixed Income Portfolio                                              500,000,000
-------------------------------------------------------------------------------
High Yield Portfolio                                                500,000,000
-------------------------------------------------------------------------------
International Fixed Income Portfolio                                500,000,000
-------------------------------------------------------------------------------
Emerging Markets Debt Portfolio                                     500,000,000
-------------------------------------------------------------------------------
Balanced Portfolio                                                  500,000,000
-------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                         500,000,000
-------------------------------------------------------------------------------
Equity Growth Portfolio                                             500,000,000
-------------------------------------------------------------------------------
Value Portfolio                                                     500,000,000
-------------------------------------------------------------------------------
Core Equity Portfolio                                               500,000,000
-------------------------------------------------------------------------------
Mid Cap Growth Portfolio                                            500,000,000
-------------------------------------------------------------------------------
Mid Cap Value Portfolio                                             500,000,000
-------------------------------------------------------------------------------
U.S. Real Estate Portfolio                                          500,000,000
-------------------------------------------------------------------------------
Global Value Equity Portfolio                                       500,000,000
-------------------------------------------------------------------------------
International Magnum Portfolio                                      500,000,000
-------------------------------------------------------------------------------
Emerging Markets Equity Portfolio                                   500,000,000
-------------------------------------------------------------------------------
Asian Equity Portfolio                                              500,000,000
-------------------------------------------------------------------------------
Latin American Portfolio                                            500,000,000
-------------------------------------------------------------------------------

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-------------------------------------------------------------------------------
Active International Allocation Portfolio                           500,000,000
-------------------------------------------------------------------------------
Technology Portfolio                                                500,000,000
-------------------------------------------------------------------------------
Targeted Duration Portfolio                                         500,000,000
-------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio                             500,000,000
-------------------------------------------------------------------------------

to twelve billion (12,000,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of twelve million ($12,000,000) and designated and classified in twenty three portfolios as follows:

--------------------------------------------------------------------------------
                                                                Number of Shares
                                                                 of Common Stock

Name of Class                                           Classified and Allocated
--------------------------------------------------------------------------------
Money Market Portfolio                                             1,000,000,000
--------------------------------------------------------------------------------
Fixed Income Portfolio                                               500,000,000
--------------------------------------------------------------------------------
High Yield Portfolio                                                 500,000,000
--------------------------------------------------------------------------------
International Fixed Income Portfolio                                 500,000,000
--------------------------------------------------------------------------------
Emerging Markets Debt Portfolio                                      500,000,000
--------------------------------------------------------------------------------
Balanced Portfolio                                                   500,000,000
--------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                          500,000,000
--------------------------------------------------------------------------------
Equity Growth Portfolio                                              500,000,000
--------------------------------------------------------------------------------
Value Portfolio                                                      500,000,000
--------------------------------------------------------------------------------
Core Equity Portfolio                                                500,000,000
--------------------------------------------------------------------------------
Mid Cap Growth Portfolio                                             500,000,000
--------------------------------------------------------------------------------
Mid Cap Value Portfolio                                              500,000,000
--------------------------------------------------------------------------------
U.S. Real Estate Portfolio                                           500,000,000
--------------------------------------------------------------------------------
Global Value Equity Portfolio                                        500,000,000
--------------------------------------------------------------------------------
International Magnum Portfolio                                       500,000,000
--------------------------------------------------------------------------------
Emerging Markets Equity Portfolio                                    500,000,000
--------------------------------------------------------------------------------
Asian Equity Portfolio                                               500,000,000
--------------------------------------------------------------------------------
Latin American Portfolio                                             500,000,000
--------------------------------------------------------------------------------
Active International Allocation Portfolio                            500,000,000
--------------------------------------------------------------------------------
Technology Portfolio                                                 500,000,000
--------------------------------------------------------------------------------
Targeted Duration Portfolio                                          500,000,000
--------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio                              500,000,000
--------------------------------------------------------------------------------
Capital Preservation Portfolio                                       500,000,000
--------------------------------------------------------------------------------

      THIRD: Such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105(c) of the MGCL and the Corporation's Articles of Incorporation.

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      FOURTH: The description of the shares of stock designated and classifed as set forth above, including any preference, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Articles of Incorporation and has not changed in connection with these Articles of Amendment to the Articles of Incorporation.

      IN WITNESS WHEREOF, The Universal Institutional Funds, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its
President and attested by its Secretary on this    day of         , 2002.




                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.



                                        By:   ________________________
                                              Ronald E. Robison
                                              President





Attest:




________________________
Mary E. Mullin
Secretary

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            THE UNDERSIGNED, President of THE UNIVERSAL INSTITUTIONAL FUNDS,
INC., who executed on behalf of said corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                              ________________________
                                              Ronald E. Robison
                                              President